UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2023

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

ITEM 2.05 Costs Associated with Exit or Disposal Activities.

In support of the Company’s ongoing structural transformation from a legacy store operating model to a digital-first retailer, the Company has implemented a workforce reduction and a voluntary early termination of its corporate office lease.

On June 28, 2023, the Company announced that it has implemented a 17% reduction in the number of its salaried workforce, representing 181 positions, the substantial majority of which are located at its corporate offices in Secaucus, New Jersey, with the balance at other domestic and international locations.

In its Quarterly Report on Form 10-Q for the first quarter ended April 29, 2023 (filed with the Securities and Exchange Commission on June 7, 2023), the Company disclosed that on May 26, 2023, it proactively accelerated the termination of its corporate office building lease to capitalize on the prevailing tenant-favorable market conditions.  That lease will now expire in May 2024, which, combined with the workforce reduction initiative, will enable the Company to reduce its current space configuration and capitalize on lower prevailing market rates than would have been applicable under the Company’s existing lease, which included escalations in occupancy costs and did not expire until 2029.

As a result of these strategic actions, the Company expects to incur a non-operating charge in the range of $13 million to $15 million, consisting of the previously announced $4 million lease termination payment, in addition to employee severance and benefit costs associated with the workforce reduction, accelerated depreciation associated with the early termination of its corporate lease and professional fees. These non-operating charges are primarily expected to be incurred during the Company’s second fiscal quarter ending July 29, 2023, with the majority representing cash expenditures for severance and benefits and the Company’s previously announced lease termination payment, and to a lesser extent non-cash charges to accelerate depreciation over the next twelve months on certain assets in the corporate office over the reduced lease term.

The expense savings associated with these strategic actions were previously anticipated and reflected in the Company’s outlook set forth in the Company’s press release dated May 24, 2023.

The estimated pretax charges and expenditures to be incurred are preliminary and subject to a number of assumptions, and the actual charges and expenditures may differ materially from these estimates. The Company may also incur charges and expenditures not currently contemplated, including due to unanticipated events that may occur. The Company intends to exclude these charges and expenditures from its non-GAAP financial metrics.

Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations, including adjusted net income (loss) per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023
THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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